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                                                                   Exhibit 10.37

                            THIRD AMENDMENT TO LEASE

     Agreement made as of the 27th day of May, 1997 between MASSACHUSETTS INSTITUTE OF TECHNOLOGY ("Lessor") and ANALOG DEVICES, INC. ("Lessee").

     WHEREAS: Lessor is the lessor and Lessee the lessee under a lease agreement (the "Lease") dated February 8, 1995 with respect to the building at 21 Osborn Street, Cambridge, Massachusetts (the "Building") as previously amended;

     WHEREAS: Lessee expanded the Leased Premises to include the third and fourth floors of the Building by its exercise of an expansion option on terms set forth in the Lease as modified by prior amendments which enabled the Lessee to defer taking possession of the fourth floor until June 1, 1998 and to defer payment of Basic Rent with respect to that floor until December 1, 1998;

     WHEREAS: Lessee desires to take possession of the fourth floor of the Building, effective as of this date, and has agreed that the commencement date for payment of Basic Rent with respect to that floor shall be advanced to December 1, 1997; and

     WHEREAS: Lessor has agreed to modify the Lease as set forth below: NOW
THEREFORE: the parties agree as follows:

     1. Lessee shall be entitled to take possession of the fourth floor of the Building on May 27, 1997.

     2. Lessee shall commence payment of Basic Rent for the fourth floor of the Building commencing December 1, 1997.

     3. Except as set forth herein, the terms of the Lease as previously amended are hereby confirmed to be in full force and effect.

     Executed as a sealed instrument as of the date first above written.

                                        MASSACHUSETTS INSTITUTE OF TECHNOLOGY


                                        By: /s/ Philip A. Trussell
                                            ------------------------------------
                                            Philip A. Trussell, its
                                            Director of Real Estate
                                            and Assistant Treasurer


                                        ANALOG DEVICES, INC.


                                        By: /s/ William A. Martin
                                            ------------------------------------
                                            William A. Martin
                                            Treasurer


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